SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C. 20549


                         FORM 8-K/A


                       CURRENT REPORT


 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report (Date of earliest event report): July 27, 2000

                  DEVON ENERGY CORPORATION
   (Exact Name of Registrant as Specified in its Charter)


DELAWARE                           001-30176                  73-1567067
(State or Other Jurisdiction of  (Commission File Number)   (IRS Employer
Incorporation or Organization)                           Identification Number)


      20 NORTH BROADWAY, SUITE 1500, OKLAHOMA CITY, OK          73102
            (Address of Principal Executive Offices)          (Zip Code)


 Registrant's telephone number, including area code:   (405) 235-3611

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Item 5.     Other Events

     Devon Energy Corporation ("Devon Energy") filed a Form 8-K on July 27, 2000, that contained its press release and related supplementary information announcing its results of operations for the quarter and six months ended June 30, 2000. Page 10 of that Form 8-K included supplementary pro forma information for the quarters and six months ended June 30, 2000 and 1999, as if the pending merger between Devon Energy and Santa Fe Snyder Corporation had been in effect for all periods presented. The pro forma production volumes reported in the July 27, 2000, Form 8-K for the quarter ended June 30, 1999, are hereby revised to the volumes shown in the following table:

                           Quarter Ended June 30,
                          -------------------------
                          2000      1999   % Change
                          ----      ----   --------
Pro Forma Production Data:
     Oil (MBbls)        11,179     6,522     71%
     Gas (MMcf)        106,201    61,852     72%
     NGLs (MBbls)        1,762       775    127%
     MBoe               30,641    17,605     74%

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                         SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                              DEVON ENERGY CORPORATION

                                   DANNY J. HEATLY
                              By:  Danny J. Heatly
                                   Vice President - Accounting

Date:     August 1, 2000